UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota	000-29758	41-0856543
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

N/A

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On May 13, 2010, the stockholders of Datalink Corporation voted to approve an amendment to the Datalink Corporation 2009 Incentive Compensation Plan (as amended, the “2009 Plan”) to increase the number of shares of common stock that may be issued under the 2009 Plan by 500,000 to a total of 1,500,000 shares, subject to adjustment as provided in the Plan. The 2009 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, dividend equivalents, annual incentive awards and other share-based awards to our employees and consultants. A summary of the 2009 Plan is set forth under the heading “Amendment to the Datalink Corporation 2009 Incentive Compensation Plan” in our proxy statement for the 2010 Annual Meeting of Stockholders and is incorporated herein by reference. The summary of the 2009 Plan is qualified in its entirety by reference to the full text of the 2009 Plan, which is attached to this Form 8-K as Exhibit 10.1

Item 5.07.  Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders on May 13, 2010. At the meeting, stockholders elected all seven persons nominated by our Board of Directors to serve as directors until the next Annual Meeting of Stockholders or until their successors are elected. In addition, stockholders approved an amendment to the Datalink Corporation 2009 Incentive Compensation Plan and ratified the appointment of McGladrey Pullen, LLP as our independent public accountant for 2010. Set forth below are the final voting results for each of the proposals.

Election of Directors

Name	For	Withheld	Abstain	Broker Non-Votes

Brent G. Blackey	8,396,263	36,800	—	3,709,939
Paul F. Lidsky	8,396,263	36,800	—	3,709,939
Margaret A. Loftus	8,043,856	389,207	—	3,709,939
Greg R. Meland	7,576,465	856,598	—	3,709,939
J. Patrick O’Halloran	8,326,215	106,848	—	3,709,939
James E. Ousley	7,794,526	638,537	—	3,709,939
Robert M. Price	6,325,225	2,107,838	—	3,709,939

Proposal to approve the amendment to the Datalink Corporation 2009 Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes

6,962,045	1,448,607	22,411	3,709,939

Proposal to ratify the appointment of McGladrey Pullen, LLP as the independent registered public accounting firm

For	Against	Abstain	Broker Non-Votes

12,045,423	90,937	6,642	0

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits:

10.1                           Datalink Corporation 2009 Incentive Compensation Plan, as amended on May 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 17, 2010

DATALINK CORPORATION

By	/s/ Gregory T. Barnum
Gregory T. Barnum,
Chief Financial Officer